Facsimile Nos.:       (724) 225-5912
                      (215) 875-2700                          December 30, 2002

Kvaerner Shipholding Inc.
c/o Nick P. Horoszko, Corporate Secretary
455 Racetrack Road
Washington, PA  15301

Kvaerner Philadelphia Shipyard Inc.
Attention:   Gunnar Skjelbred, President
             Nick Horoszko, Corporate Secretary
2100 Kitty Hawk Avenue
Philadelphia, PA  19112-1808

         Re: Waiver of Cancellation Provisions Vessel Construction Contracts

Dear Sirs:

         On May 29, 2002, Matson Navigation Company, Inc. ("Matson") entered into a Vessel Purchase and Sale Agreement with Kvaerner Shipholding Inc. ("KSI")(the "KSI Contract") and a Vessel Construction Contract with Kvaerner Philadelphia Shipyard Inc. ("KPSI") (the "KPSI Contract"; and with the KSI Contract jointly the "Vessel Construction Contracts"). Matson hereby notifies KSI and KPSI of its waiver of the right to cancel the Vessel Construction Contracts under Article XI, Section 11.1 of the KSI Contract and Article XXII of the KPSI Contract. In accordance with Article III, Section 3.1 of the KSI Contract and Article III(a) of the KPSI Contract, the Contract Prices for Hull 001 and Hull 002 are hereby each reduced to $94,000,000.

         Please acknowledge your receipt and agreement with the foregoing by executing and returning to the undersigned a signed copy of this letter at the following facsimile number (415) 957-4930.

                         Sincerely,

                         Matson Navigation Company, Inc.

                         By /s/ Kevin C. O'Rourke
                            Kevin C. O'Rourke
                         Its  Senior Vice President & General Counsel
Acknowledged and agreed
effective the 30th day of December, 2002

Kvaerner Shipholding Inc.                   Kvaerner Philadelphia Shipyard Inc.

By /s/ Nicklaus P. Horoszko                 By /s/ Gunnar Skjelbred
Its Vice President-Corporate Secretary         Its President and CEO

cc:   Thomas M. Dyer, Esq. - Facsimile Nos. (202) 944-3068 & (239) 593-7368
      Dyer Ellis & Joseph, P.C.